                                                                    EXHIBIT 23.2

                               CONSENT OF COUNSEL

   We hereby consent to the filing of our form of opinion as Exhibit 8.1 to Amendment No. 1 to Form S-4 Registration Statement No. 333-34582 of Tuboscope Inc. and to the reference to our firm under the heading "Legal Matters" therein.

                                          /s/ Pircher, Nichols & Meeks

April 24, 2000

Los Angeles, California